             Schedule 14A Information required in proxy statement.
                           Schedule 14A Information
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )



Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Preliminary Additional Materials
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.149-11(c) or
        Section 240.14a-12

 ....  Dean Witter Global Asset Allocation Fund . . . . . . . . .
        (Name of Registrant(s) Specified in its Charter)

 ....  Barry Fink . . . . . . . . . . . . . . . . . . . . . . .
        (Name of Person(s) Filing Proxy Statement)

         Payment of Filing Fee (check the appropriate box):


[ x  ]  No fee required.
[    ]  Fee computed on table below per Exchange Act Rules
        14a-6(j)(4) and 0-11.


1) Title of each class of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)       Aggregate number of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Set forth the amount on which the filing fee is calculated and state how it was determined.

4)       Proposed maximum aggregate value of transaction:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


5)       Fee previously paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[    ]  Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)       Form, Schedule or Registration Statement No.:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)       Filing Party:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


4)       Date Filed:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                   DEAN WITTER GLOBAL ASSET ALLOCATION FUND

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD MAY 21, 1997

   Notice is hereby given that a Special Meeting of Shareholders of Dean Witter Global Asset Allocation Fund (the "Fund") will be held (the "Meeting") in the Career Development Room, 61st Floor, 2 World Trade Center, New York, New York 10048, on May 21, 1997, at 10:00 a.m., New York City time, for the following purposes:

     1. To approve or disapprove a new Investment Management Agreement between the Fund and Dean Witter InterCapital Inc. ("InterCapital"), a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), in connection with the proposed merger of Morgan Stanley Group Inc. with DWDC;

     2. To approve or disapprove new Sub-Advisory Agreements between (a) InterCapital and Morgan Grenfell Investment Services Limited and (b) InterCapital and TCW Funds Management, Inc.;

     3. To elect nine (9) Trustees to serve until their successors shall have been elected and qualified;

     4. To approve or disapprove a new investment policy with respect to investments in certain other investment companies;

     5. To ratify or reject the selection of Price Waterhouse LLP as the Fund's independent accountants for its current fiscal year; and

     6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

   Shareholders of record of the Fund as of the close of business on March 12, 1997 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies to be voted against that Proposal.
                                                       BARRY FINK
                                                        Secretary

March 19, 1997
New York, New York

                                  IMPORTANT
  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

   THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

   o  FOR approval of the new Investment Management Agreement.

   o  FOR approval of each new Sub-Advisory Agreement.

   o  FOR the election of all of the Trustees nominated for election.

   o FOR approval of a new investment policy for the Fund relating to investments in certain other investment companies.

   o FOR the ratification of the selection of independent public accountants for the current fiscal year of the Fund.

                            YOUR VOTE IS IMPORTANT

                   DEAN WITTER GLOBAL ASSET ALLOCATION FUND
               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                               ---------------
                               PROXY STATEMENT
                               ---------------

                       SPECIAL MEETING OF SHAREHOLDERS
                                 MAY 21, 1997


   This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of Dean Witter Global Asset Allocation Fund (the "Fund") for use at the Special Meeting of Shareholders of the Fund to be held on May 21, 1997 (the "Meeting"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about March 19, 1997.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposals 1, 2, 4 and 5 set forth in the attached Notice of Special Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

   The holders of shares ("Shareholders") of record of the Fund as of the close of business on March 12, 1997, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. As of the Record Date, there were 5,460,430 of the Fund's shares outstanding. No person was known to own as much as 5% of the outstanding shares of the Fund on that date. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by Shareholders and the total number of shares outstanding.

   The cost of soliciting proxies for the Meeting, which consists principally of printing and mailing expenses and which is expected to be approximately $32,500, will be allocated as follows: 90% of the cost will be borne by Dean Witter, Discover & Co. and 10% of the cost will be borne by the Fund. The total cost of soliciting proxies borne by the Fund is therefore estimated to be approximately $3,250. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Fund and officers and regular employees of certain affiliates of the Fund, including Dean Witter InterCapital Inc., Dean Witter Trust Company, Dean Witter Services Company Inc. and/or Dean Witter Reynolds Inc., without special compensation. In addition, Dean Witter InterCapital Inc. may employ First Data Corp. as proxy solicitor, the cost of which is estimated to be approximately $3,800 and will be borne by Dean Witter, Discover & Co.


   First Data Corp. or Dean Witter Trust Company may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone would be asked for their social security number or other identifying information and would be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this proxy statement and may vote by mail using the enclosed proxy card. With respect to the solicitation of a telephonic vote by First Data Corp., additional expenses are expected to be approximately $6.00 per telephone vote transacted, which would be borne by Dean Witter, Discover & Co.

                (1) APPROVAL OR DISAPPROVAL OF NEW INVESTMENT
                             MANAGEMENT AGREEMENT

BACKGROUND

   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital") currently serves as investment manager of the Fund pursuant to an investment management agreement entered into by the Fund and InterCapital (the "Current Agreement"), and in that capacity provides investment advisory and certain other services to the Fund. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"). The approval of a new investment management agreement between the Fund and InterCapital (the "New Agreement") is being sought in connection with the proposed merger of Morgan Stanley Group Inc. ("Morgan Stanley") and DWDC (the "Merger").

INFORMATION CONCERNING MORGAN STANLEY

   Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley International, provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities on a broad range of asset categories, rates and indices; and global custody, securities clearance services and securities lending.

THE MERGER

   Pursuant to the terms of the Merger, Morgan Stanley will be merged with and into DWDC with the surviving corporation to be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, InterCapital will be a direct wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

   Under the terms of the Merger, each share of Morgan Stanley common stock will be converted into the right to receive 1.65 shares of DWDC common stock and each issued and outstanding share of DWDC common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. Following the Merger, Morgan Stanley's shareholders will own approximately 45% and DWDC's shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

   The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. will consist of fourteen members, two of which will be Morgan Stanley insiders and two of which will be DWDC insiders. The remaining ten directors will be outside directors, with Morgan Stanley and DWDC each designating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be Philip J. Purcell, who is the current Chairman and Chief Executive Officer of DWDC. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be John Mack, who is the current President of Morgan Stanley.

   The Merger is expected to be completed in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both DWDC and Morgan Stanley.

APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

   In order to assure continuity of investment management services to the Fund after the Merger, the Board of the Fund met in person for the purpose of considering whether it would be in the best interests of the Fund and its Shareholders to enter into the New Agreement between the Fund and the Investment Manager which would become effective upon the later of Shareholder approval of the New Agreement or consummation of the Merger. At its meetings, and for the reasons discussed below (see "The Board's Consideration"), the Board of the Fund, including all of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Investment Manager (the "Independent Trustees"), unanimously approved the New Agreement and recommended approval thereof by Shareholders.

   THE TERMS OF THE NEW AGREEMENT, INCLUDING FEES PAYABLE BY THE FUND THEREUNDER, ARE IDENTICAL, IN ALL MATERIAL RESPECTS, TO THOSE OF THE CURRENT AGREEMENT, EXCEPT FOR THE DATES OF EFFECTIVENESS AND TERMINATION. The terms of the Current Agreement are fully described under "The Current Investment Management Agreement" below. If approved by Shareholders, the New Agreement will continue in effect for an initial term expiring April 30, 1999. The New Agreement will be continued in effect from year to year thereafter if each such continuance is approved by the Board or by a majority of the outstanding voting securities (as defined below) of the Fund and, in either event, by the vote cast in person of a majority of the Independent Trustees. In the event that Shareholders of the Fund do not approve the New Agreement, the Current Agreement will remain in effect and the Board will take such action, if any, as it deems to be in the best interests of the Fund and its Shareholders, which may include proposing that Shareholders approve an agreement in lieu of the New Agreement. In the event that the Merger is not consummated, the Investment Manager will continue to provide services to the Fund in accordance with the terms of the Current Agreement for such periods as may be approved at least annually by the Board, including a majority of the Independent Trustees.

REQUIRED VOTE

   The New Agreement cannot be implemented unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of the Fund. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

   THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

THE BOARD'S CONSIDERATION

   At a special meeting of the Committee of the Independent Trustees of the Fund held on February 20, 1997, at which each of the Independent Trustees of the Fund was present, and a meeting of the full Board on

February 21, 1997, the Trustees evaluated the New Agreement (the form of which is attached hereto as Appendix A). Prior to and during the meetings, the Independent Trustees requested and received all information they deemed necessary to enable them to determine whether the New Agreement is in the best interests of the Fund and its Shareholders. They were assisted in their review and deliberations by independent legal counsel. In determining whether to approve the New Agreement, the Trustees assessed the implications of the Merger for the Investment Manager and its ability to continue to provide services to the Fund of the same scope and quality as are presently provided. In particular, the Trustees inquired as to the impact of the Merger on the Investment Manager's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of DWDC and the Investment Manager that the Merger would not adversely affect the Investment Manager's ability to fulfill its obligations under its agreement with the Fund or to operate its business in a manner consistent with past practices. In addition, the Trustees considered the effects of the Investment Manager and Morgan Stanley becoming affiliated persons of each other. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Morgan Stanley and its affiliates. For example, absent exemptive relief, the Fund will be prohibited from purchasing securities from Morgan Stanley & Co., a wholly-owned broker-dealer subsidiary of Morgan Stanley, in transactions in which Morgan Stanley & Co. acts as principal, and the Fund will have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. acts as broker or to purchase securities in an underwritten offering in which Morgan Stanley & Co. acts as an underwriter. In this connection, senior management of the Investment Manager represented to the Trustees that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.

   The Trustees also considered that the New Agreement is identical, in all material respects, to the Current Agreement (other than the dates of effectiveness and termination.)

   Based upon the Trustees' review and the evaluations of the materials they received, and after consideration of all factors deemed relevant to them, the Trustees of the Fund, including all of the Independent Trustees, determined that the New Agreement is in the best interests of the Fund and its Shareholders. ACCORDINGLY, THE BOARD OF THE FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, APPROVED THE NEW AGREEMENT AND VOTED TO RECOMMEND APPROVAL BY SHAREHOLDERS OF THE FUND.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT

   The Current Agreement provides that the Investment Manager shall obtain and evaluate such information and advice relating to the economy and securities and commodities markets as it deems necessary or useful to discharge its duties under the Current Agreement, and that it shall continuously supervise the management of the assets of the Fund in a manner consistent with the investment objective and policies of the Fund and subject to such other limitations and directions as the Board may, from time to time, prescribe.

   The Investment Manager pays the compensation of the officers of the Fund and provides the Fund with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. The Investment Manager also pays for the services of personnel in connection with the pricing of the Fund's shares and the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In return for its services and the expenses the Investment Manager assumes under the Current Agreement, the Fund pays the Investment Manager compensation which is accrued daily and payable monthly and is determined by applying the annual rate of 1.0% to the Fund's daily net assets. For the fiscal year ended January 31, 1997, the Fund accrued to the Investment Manager total compensation under the Current Agreement of $589,449. The net assets of the Fund as of the fiscal year end totalled $64,921,778.

   Under the Current Agreement, the Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Manager or Dean Witter Distributors Inc. ("Distributors" or the "Distributor"), the Funds' Distributor, including, without limitation: fees pursuant to any plan of distribution that the Fund may adopt; charges and expenses of any registrar, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with registration and maintenance of registration of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund to its Shareholders; all expenses of Shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for the pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Fund, and independent accountants in connection with any matter relating to the Fund (not including compensation or expenses of attorneys employed by the Investment Manager); association dues; interest payable on the Fund's borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operations unless otherwise explicitly provided in the Current Agreement.

   The administrative services called for under the Current Agreement are performed by Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital.

   The Current Agreement was initially approved by the Trustees on December 6, 1994, and by InterCapital, as the then sole shareholder, on December 7, 1994. After its initial term, the Current Agreement continues in effect from year to year thereafter, provided that each such continuance is approved by the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the Fund or by the Trustees, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. The Current Agreement has been continued in effect from year to year by action of the Board, including the Independent Trustees. Prior to the Board's February 21, 1997 meeting, the most recent approval occurred at a meeting of the Board held on April 17, 1996.

   The Current Agreement also provides that it may be terminated at any time by the Investment Manager, the Trustees or by a vote of a majority of the outstanding voting securities of the Fund, in each instance without the payment of any penalty, on thirty days' notice, and provides for its automatic termination in the event of its assignment.

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. is Fund's investment manager. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July 1992, is a wholly-owned subsidiary of DWDC, a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and Dean Witter Reynolds Inc. ("DWR") and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and Dean Witter Trust Company ("DWTC") ; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR and Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors, and Director of InterCapital and DWSC; and Thomas
C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of the foregoing Directors and Executive Officer is Two World Trade Center, New York, New York 10048. DWDC has its offices at Two World Trade Center, New York, New York 10048.

   InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. Appendix B lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to those of the Fund and sets forth the fees payable to InterCapital by such companies, including the Fund, and their net assets as of March 12, 1997. DWSC also has its offices at Two World Trade Center, New York, New York 10048.

   Dean Witter Distributors Inc. acts as the Fund's Distributor. Like InterCapital, the Distributor is a wholly-owned subsidiary of DWDC. Pursuant to the Fund's Rule 12b-1 plan, the Fund pays the Distributor 12b-1 fees for distribution related services. For the fiscal year ended January 31, 1997, the Fund accrued $532,624 in distribution fees paid to the Distributor and paid $77,059 in transfer agency fees to DWTC, the Fund's Transfer Agent and an affiliate of InterCapital. Once the Merger is consummated and the New Agreement is approved, the Distributor and DWTC fully intend to continue to provide, respectively, the same services to the Fund as are currently being provided.

   During the fiscal year ended January 31, 1997, the Fund paid $16,682 to DWR in brokerage commissions which amounted to 12.67% of all commissions paid during the fiscal year. DWR is an affiliated broker of the Fund because both DWR and InterCapital are under the common control of DWDC.

      (2) APPROVAL OR DISAPPROVAL OF NEW SUB-ADVISORY AGREEMENTS BETWEEN
          (A) THE INVESTMENT MANAGER AND MORGAN GRENFELL INVESTMENT
               SERVICES LIMITED AND (B) THE INVESTMENT MANAGER
                        AND TCW FUNDS MANAGEMENT, INC.

   The Investment Manager has entered into Sub-Advisory Agreements (each, a "Current Sub-Advisory Agreement" and collectively, the "Current Sub-Advisory Agreements") with each of Morgan Grenfell

Investment Services Limited ("Morgan Grenfell") and TCW Funds Management, Inc. ("TCW") (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") respecting the Fund. Pursuant to each such agreement, the Sub-Advisers, subject to the supervision of the Investment Manager and the Trustees, continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends for the Fund.

   At its meeting on February 21, 1997, the Board, including a majority of the Independent Trustees, unanimously approved new sub-advisory agreements for the Fund (each, a "New Sub-Advisory Agreement" and collectively, the "New Sub-Advisory Agreements") and recommended that such agreements be submitted to Shareholders for their approval or disapproval, to take effect upon the later of Shareholder approval of the New Sub-Advisory Agreements or consummation of the Merger, for an initial term expiring April 30, 1999. Each New Sub-Advisory Agreement may be continued from year to year thereafter if each such continuance is approved by the Board or by a majority of the outstanding voting securities of the Fund (as defined below under "Required Vote") and, in either event, by a vote cast in person of a majority of the Independent Trustees. EACH NEW SUB-ADVISORY AGREEMENT IS IDENTICAL, IN ALL MATERIAL RESPECTS, TO THE CORRESPONDING CURRENT SUB-ADVISORY AGREEMENT, EXCEPT FOR THE DATES OF EFFECTIVENESS AND TERMINATION. The terms of the Current Sub-Advisory Agreements are fully described under "The Current Sub-Advisory Agreements" below. A form of the New Sub-Advisory Agreement with each Sub-Adviser is attached hereto as Appendix C.

   Each New Sub-Advisory Agreement cannot be implemented unless approved at the Meeting by a majority of the outstanding voting securities of the Fund (as defined below). In the event that Shareholders of the Fund do not approve either (or both) of the New Sub-Advisory Agreements, the applicable Current Sub-Advisory Agreement(s) will remain in effect and the Board will take such action as it deems to be in the best interests of the Fund and its Shareholders, which may include proposing that Shareholders approve an agreement in lieu of the New Sub-Advisory Agreement. In the event the Merger is not consummated, the Sub-Advisers will continue to provide services to the Fund in accordance with the terms of the respective Current Sub-Advisory Agreements for such periods as may be approved at least annually by the Board, including a majority of the Independent Trustees. Each New Sub-Advisory Agreement will not be implemented unless Proposal 1 is also approved by Shareholders.

   In considering whether to approve each New Sub-Advisory Agreement, the Board considered all materials and information deemed relevant to such determination. Among other things, the Board considered the nature and scope of services to be rendered under each agreement, the quality of the services and personnel of the respective Sub-Adviser and the appropriateness of the fees that are paid under each New Sub-Advisory Agreement. The Board, in particular, noted that THE TERMS OF EACH NEW SUB-ADVISORY AGREEMENT INCLUDING FEES PAYABLE THEREUNDER ARE IDENTICAL, IN ALL MATERIAL RESPECTS, TO THOSE OF THE CORRESPONDING CURRENT SUB-ADVISORY AGREEMENT, EXCEPT FOR THE DATES OF EFFECTIVENESS AND EXPIRATION. Based upon its review, the Board, including all of the Independent Trustees, determined that the approval of each New Sub-Advisory Agreement was in the best interests of the Fund and its Shareholders.

THE CURRENT SUB-ADVISORY AGREEMENTS

   The Current Sub-Advisory Agreements require that the Sub-Advisers provide the Fund with investment advisory services for its investments. The investment advisory services that the Sub-Advisers are required to provide under the Current Sub-Advisory Agreements include, among other things: (i) obtaining and evaluating such information and advice relating to the economy, securities markets and securities as each Sub-Adviser deems necessary to discharge its duties under the respective Current Sub-Advisory Agreements;
(ii) making determinations as to which securities the Fund should purchase or sell or otherwise dispose of (including the timing of those decisions); and
(iii) placing purchase and sale orders on behalf of the Fund, as each Sub-Advisers deems necessary or appropriate.

   Each Current Sub-Advisory Agreement provides that the respective Sub-Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall, from time to time, determine to be necessary or useful to the performance of its obligations under the Current Sub-Advisory Agreement. The Sub-Advisers also bear other costs of rendering the investment advisory services performed by them pursuant to each Current Sub-Advisory Agreement, including such clerical help and bookkeeping services as they may require.

   In return for the services each Sub-Adviser renders under the Current Sub-Advisory Agreements, each Sub-Adviser is paid by the Investment Manager monthly compensation equal to 30% of the Investment Manager's compensation receivable pursuant to the Current Agreement (See Proposal 1 for more information regarding the fees payable under the Current Agreement.) Any subsequent change in the Current Agreement which has the effect of raising or lowering the compensation of the Investment Manager will have the concomitant effect of raising or lowering the fee payable to each Sub-Adviser. During the last fiscal year of the Fund, the Investment Manager accrued to each Sub-Adviser compensation under each Current Sub-Advisory Agreement of $176,835.

   Each of the Current Sub-Advisory Agreements was initially approved by the Board (including a majority of the Independent Trustees) on December 6, 1994, and by the then sole shareholder on December 7, 1994.

   Each Current Sub-Advisory Agreement provides that, after its initial period of effectiveness, it may be continued in effect from year to year, provided that such continuance is approved by the vote of a majority of the outstanding voting securities (as defined below) of the Fund or by the Trustees, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. Prior to the Board's February 21, 1997 meeting, the most recent approval of each Current Sub-Advisory Agreement occurred at a meeting of the Board held on April 17, 1996.

   Each Current Sub-Advisory Agreement also provides that it may be terminated at any time by the respective Sub-Adviser, the Investment Manager, the Board (including a majority of the Independent Trustees) or by a vote of the majority of the outstanding voting securities of the Fund (as defined below), in each instance without the payment of any penalty, on thirty days' notice. Each Current Sub-Advisory Agreement also terminates in the event of the termination of the Current Agreement (as discussed above) or in the event of its assignment.

REQUIRED VOTE

   Each New Sub-Advisory Agreement cannot be implemented unless approved at the Meeting by a majority of the outstanding voting securities of the Fund. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF EACH NEW SUB-ADVISORY AGREEMENTS.

THE SUB-ADVISERS

MORGAN GRENFELL

   Morgan Grenfell was organized as a limited company incorporated in England and Wales in 1972 and manages, as of December 31, 1996, assets of approximately $13.8 billion primarily for U.S. and Canadian corporate and public employee benefit plans, investment companies, endowments and foundations. Morgan Grenfell is a wholly-owned subsidiary of London based Morgan Grenfell Asset Management Limited, whose subsidiaries in total manage, as of December 31, 1996, assets of over $118 billion. Morgan Grenfell Asset Management Limited is itself a wholly-owned subsidiary of Deutsche Morgan Grenfell Group plc which is wholly-owned by Deutsche Bank AG, an international commercial and investment banking group. Morgan Grenfell and Morgan Grenfell Asset Management Limited's principal offices are located at 20 Finsbury Circus, London, England. Morgan Grenfell Group plc's principal office is located at 23 Great Winchester Street, London, England. Deutsche Bank AG's principal office is located at Taunusanlage 12, Frankfurt, Germany.

   Appendix D to this Proxy Statement lists the investment companies for which Morgan Grenfell serves as an investment adviser and which have investment objectives similar to the Fund, and sets forth the fees payable to Morgan Grenfell by such companies, including the Fund, and their net assets as of March 12, 1997.

   The Principal Executive Officer and Directors of Morgan Grenfell and their principal occupations are respectively as follows: Michael Bullock, Chairman of the Board of Directors; Patrick W. W. Disney, Chief Executive Officer and Director of Morgan Grenfell; Graham D. Bamping, Neil P. Jenkins, Julian R. Johnston, Ian D. Kelson, Richard L. Lamb, Jeremy G. Lodwick, William G. M. Thomas, Patrick N. C. Walker, Stephen A. J. Ward and Richard C. Wilson, Directors of Morgan Grenfell. The business address of the foregoing Directors and Executive Officer is 20 Finsbury Circus, London, England.

TCW

   TCW, a California corporation, is a wholly-owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company) ("The TCW Group"), a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of December 31, 1996, TCW and its affiliates had approximately $52.6 billion under management or committed to management. TCW is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

   The Principal Executive Officers and Directors of TCW, and their principal occupations, are as follows: Thomas E. Larkin, Jr., Chairman, Marc I. Stern, President and Alvin R. Albe, Jr., Executive Vice President. Mr. Robert A. Day may be deemed to be a control person of TCW by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group. Mr. Albe is an Executive Vice President of The TCW Group.

   The business address of the foregoing Directors and Executive Officers is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

   Appendix E to this Proxy Statement lists the investment companies for which TCW provides investment advisory or sub-advisory services and which have similar investment objectives to that of the Fund and sets forth the fees payable to TCW by such investment companies, including the Fund, and their net assets as of March 12, 1997.

                           (3) ELECTION OF TRUSTEES

   The number of Trustees of the Fund has been fixed by the Board at nine. There are presently eight Trustees, all of whom are standing for re-election at the Meeting for indefinite terms. In addition, the Board of the Fund has nominated Wayne E. Hedien for election as Trustee at the Meeting for the first time.

   Six of the current eight Trustees (Michael Bozic, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are Independent Trustees. Mr. Hedien, who has been nominated for election at the Meeting, if elected, also will be an Independent Trustee. The other two current Trustees, Charles A. Fiumefreddo and Philip J. Purcell, are "interested persons" (as such term is defined in the 1940 Act) of the Fund and InterCapital and, thus, are not Independent Trustees. The nominees for election as Trustees have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the members of the Board of the Fund were elected by InterCapital as the then sole shareholder prior to the public offering of the Fund.

   The following information regarding each of the nominees for election as Trustee includes principal occupations and employment for at least the last five years, age, shares of the Fund owned, if any, as of March 12, 1997 (shown in parentheses), positions with the Fund, and directorships (or trusteeships) in other companies which file periodic reports with the Securities and Exchange Commission, including the 84 investment companies, including the Fund, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 14 investment companies for which InterCapital's wholly-owned subsidiary, DWSC, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

   The nominees for Trustee to be elected at the Meeting are:

   MICHAEL BOZIC, Trustee since April 1994* ; age 56; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November 1995); Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co. ("Sears"); Director of Eaglemark Financial Services, Inc., the United Negro College Fund and Weirton Steel Corporation.

   CHARLES A. FIUMEFREDDO, Trustee since July 1991*; age 63; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Distributors; Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of DWTC; Director and/or officer of various DWDC subsidiaries; formerly Executive Vice President and Director of DWDC (until February 1993).

   EDWIN JACOB (JAKE) GARN, Trustee since January 1993*; age 64; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (since January 1993); Director of Franklin Quest (time management systems) and John Alden Financial Corp (health insurance); member of the board of various civic and charitable organizations.

   JOHN R. HAIRE, Trustee since January 1981*; age 72; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

   WAYNE E. HEDIEN, age 63; Retired; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.

------------

*This date is the date the Trustee began serving the Dean Witter Funds complex.

   DR. MANUEL H. JOHNSON, Trustee since July 1991*; age 48; Senior Partner, Johnson Smick International, Inc., a consulting firm; Koch Professor of International Economics and Director of the Center for Global Market Studies at George Mason University; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June 1995); Director of Greenwich Capital Markets Inc. (broker-dealer); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   MICHAEL E. NUGENT, Trustee since July 1991*; age 60 (5,471 shares); General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); Director of various business organizations.

   PHILIP J. PURCELL, Trustee since April 1994 *; age 53; Chairman of the Board of Directors and Chief Executive Officer of DWDC, DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.

   JOHN L. SCHROEDER, Trustee since April 1994*; age 66; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (1991-1995).

   The other executive officers of the Fund are: Barry Fink, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President; Mark Bavoso, Vice President; and Thomas F. Caloia, Treasurer. In addition, Kenton Hinchliffe serves as a Vice President of the Fund and Frank Bruttomesso, Marilyn K. Cranney, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of the Fund.

   Mr. Fink is 42 years old and is currently First Vice President (since June
1993), Secretary and General Counsel (since February 1997) of InterCapital and DWSC and (since August 1996) Assistant Secretary of DWR; he is also First Vice President, Assistant Secretary and Assistant General Counsel of Distributors (since February 1997). He was previously Vice President, Assistant Secretary and Assistant General Counsel of InterCapital and DWSC. Mr. Scanlan is 60 years old and is currently President and Chief Operating Officer of InterCapital (since March 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (July 1992-March 1993) and prior thereto was Chairman of Harborview Group, Inc. Mr. Giambrone is 42 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August 1995) and Director of DWTC (since April 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 54 years old and is currently Senior Vice President of InterCapital (since April 1996); he is also Chief Investment Officer of InterCapital and Director of DWTC (since April 1996). He was previously Senior Vice President of InterCapital (June 1995-April 1996) and prior thereto was a Managing Director of Dillon Reed. Mr. Caloia is 51 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. Mr. Bavoso is 36 years old and is currently Senior Vice President of InterCapital (since June 1993). He was previously Vice President of InterCapital. Mr. Hinchliffe is 52 years old and is currently Senior Vice President of InterCapital. Other than Messrs. Scanlan, Giambrone and McAlinden, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

------------

*This date is the date the Trustee began serving the Dean Witter Funds complex.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board currently consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 84 Dean Witter Funds, comprised of 127 portfolios. As of February 28, 1997, the Dean Witter Funds had total net assets of approximately $84.2 billion and more than six million shareholders.

   Six Trustees and the new nominee (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons. The other two Trustees (the "Management Trustees") are affiliated with InterCapital. For a period of at least three years after the consummation of the Merger, at least 75% of the members of the Board of Trustees of the Fund will not be "interested persons" (as defined in the 1940
Act) of the Investment Manager. Four of the six Independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. The Funds do not have any nominating or compensation committees.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of the Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   During the Fund's fiscal year ended January 31, 1997, there were 7 meetings of the Board of Trustees, 10 meetings of the Committee of the Independent Trustees, 2 meetings of the Audit Committee and 2 meetings of the Derivatives Committee. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES

   The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of December 31, 1996, the total value of the investments by the Trustees and/or their spouses in shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $9.8 million.

   As of the Record Date, the aggregate number of shares of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's outstanding shares.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

   As of the date of this Proxy Statement, 57 of the Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Fund in the five year period prior to the date of the Eligible Trustee's retirement. An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit. Benefits under the retirement program are not secured or funded by the Funds.

   The table below illustrates the compensation paid to the Fund's Independent Trustees by the Fund for its last fiscal year:


 NAME OF INDEPENDENT TRUSTEE  AGGREGATE COMPENSATION FROM THE FUND
---------------------------  ------------------------------------
Michael Bozic ..............                 $1,800
Edwin J. Garn ..............                  1,850
John R. Haire ..............                  3,700
Dr. Manuel H. Johnson  .....                  1,800
Michael E. Nugent ..........                  1,800
John L. Schroeder ..........                  1,800

   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                                      FOR SERVICE AS
                                                                                       CHAIRMAN OF
                                                                    FOR SERVICE AS      COMMITTEES
                                                                      CHAIRMAN OF           OF          TOTAL CASH
                                                                     COMMITTEES OF     INDEPENDENT     COMPENSATION
                                 FOR SERVICE                          INDEPENDENT      TRUSTEES AND    FOR SERVICES
                               AS DIRECTOR OR     FOR SERVICE AS      DIRECTORS/          AUDIT           TO 82
                                 TRUSTEE AND       TRUSTEE AND       TRUSTEES AND       COMMITTEES     DEAN WITTER
                              COMMITTEE MEMBER   COMMITTEE MEMBER  AUDIT COMMITTEES       OF 14        FUNDS AND 14
                              OF 82 DEAN WITTER    OF 14 TCW/DW    OF 82 DEAN WITTER      TCW/DW          TCW/DW
NAME OF INDEPENDENT TRUSTEE         FUNDS             FUNDS              FUNDS            FUNDS           FUNDS
---------------------------  -----------------  ----------------  -----------------  --------------  --------------
Michael Bozic ..............      $138,850                --                 --               --         $138,850
Edwin J. Garn ..............       140,900                --                 --               --          140,900
John R. Haire ..............       106,400           $64,283           $195,450          $12,187          378,320
Dr. Manuel H. Johnson.......       137,100            66,483                 --               --          203,583
Michael E. Nugent ..........       138,850            64,283                 --               --          203,133
John L. Schroeder ..........       137,150            69,083                 --               --          206,233

   The following table illustrates the retirement benefits accrued to the Independent Trustees of the Funds by the 57 Dean Witter Funds (not including the Fund) for the year ended December 31, 1996, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                                                    RETIREMENT
                                                                     BENEFITS
                               ESTIMATED CREDITED                     ACCRUED     ESTIMATED ANNUAL
                                    YEARS OF         ESTIMATED      AS EXPENSES    BENEFITS UPON
                                   SERVICE AT        PERCENTAGE       BY ALL      RETIREMENT FROM
                                   RETIREMENT       OF ELIGIBLE      ADOPTING       ALL ADOPTING
NAME OF INDEPENDENT TRUSTEES      (MAXIMUM 10)      COMPENSATION       FUNDS          FUNDS(1)
----------------------------  ------------------  --------------  -------------  ----------------
Michael Bozic ...............          10               50.0%         $20,147         $ 51,325
Edwin J. Garn ...............          10               50.0           27,772           51,325
John R. Haire ...............          10               50.0           46,952          129,550
Dr. Manuel H. Johnson .......          10               50.0           10,926           51,325
Michael E. Nugent ...........          10               50.0           19,217           51,325
John L. Schroeder............           8               41.7           38,700           42,771

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

   The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named above. All of the nominees have consented to being named in this Proxy Statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving (if elected, Mr. Hedien's term will commence September 1, 1997). If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Trustees or, in the case of an Independent Trustee nominee, by the Independent Trustees.

   The election of each Trustee requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

   THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL OF THE TRUSTEES NOMINATED FOR ELECTION.

    (4) APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES

   The Board of the Fund has approved, subject to Shareholder approval, a new investment policy that has the effect of modifying certain investment restrictions of the Fund so as to permit the Fund to convert to a master/feeder structure. Under a master/feeder structure, the assets of mutual funds with common investment objectives and substantially the same investment policies are pooled together and, rather than being managed separately, are "fed" into a combined pool for portfolio management purposes. The individual pools are known as "feeder" funds and the combined pool is known as a "master" fund.

   Upon conversion to a master/feeder structure, the Fund would invest all of its assets in a corresponding master fund and hold only beneficial interests in the master fund. The master fund, in turn, would invest directly in individual securities of other issuers. The Fund would otherwise continue its normal operations. The Board of the Fund would retain the right to withdraw the Fund's investment from the master fund at any time it determined that it would be in the best interests of Shareholders; the Fund would then resume investing directly in individual securities of other issuers or invest in another master fund.

   As an investor in a master fund, the Fund would be entitled to vote in proportion to its relative interest in the master fund. Specifically, as to any issue on which Shareholders vote, the Fund would vote its interest in the master fund in proportion to the votes cast by its Shareholders. If there were other investors in the master fund, there could be no assurance that any issue that receives a majority of the votes cast by the Fund's Shareholders would receive a majority of votes cast by all master fund shareholders.

   Conversion to a master/feeder structure would only be authorized by the Board of the Fund if it determined such structure to be in the best interests of Shareholders. Should the Board authorize any such conversion, the Fund's prospectus and statement of additional information would be amended to reflect the Fund's conversion to a master/feeder structure and Shareholders would be notified.

   While neither the Board nor InterCapital has determined that the Fund should participate in a master/feeder structure, the Trustees believe that the Fund should have the flexibility to implement such structure at a future date, if appropriate. At present, however, certain fundamental investment restrictions of the Fund would prevent the Fund from doing so without seeking Shareholder approval. For example, the Fund has fundamental investment restrictions which limit the extent to which the Fund may invest in other investment companies or in any one issuer. As such, a vote of the Fund's Shareholders would be required before the Fund could participate in a master/feeder structure. In the interest of efficiency and to eliminate the costs associated with a future proxy statement that would be necessary to modify these investment restrictions, the Board of the Fund recommends that Shareholders vote to modify the Fund's investment restrictions by adding the following new investment policy:

     "Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund."

REQUIRED VOTE

   To become effective, the proposed changes to the Fund's investment restrictions must be approved by the vote of a majority of the outstanding voting securities of the Fund. As indicated earlier, the "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the Shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

   THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES.

    (5) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Trustees have unanimously selected the firm of Price Waterhouse LLP ("Price Waterhouse") as the Fund's independent accountants for the fiscal year ending January 31, 1998.

   The selection of Price Waterhouse is being submitted for ratification or rejection by Shareholders at the Meeting. Price Waterhouse has been the independent accountants for the Fund since its inception, and has no direct or indirect financial interest in the Fund.

   A representative of Price Waterhouse is expected to be present at the Meeting and will be available to make a statement, and to respond to appropriate questions of Shareholders.

   Ratification of the selection of Price Waterhouse requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

   THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND RATIFY THE SELECTION OF PRICE WATERHOUSE AS THE INDEPENDENT ACCOUNTANTS FOR THE FUND.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies required to be voted against that proposal.

   Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                            SHAREHOLDER PROPOSALS

   The Fund does not hold regular shareholders' meetings. Proposals of Shareholders intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                           REPORTS TO SHAREHOLDERS

   THE ANNUAL REPORT FOR THE FUND'S FISCAL YEAR ENDED JANUARY 31, 1996 AND THE SUCCEEDING SEMI-ANNUAL REPORT HAVE BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT DWTC, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS (TOLL FREE)).

                         INTEREST OF CERTAIN PERSONS

   DWDC, DWR, the Investment Manager, DWSC, the Distributor and certain of their respective Directors, officers, and employees, including persons who are Trustees or officers of the Fund, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this proxy statement, pursuant to which they are paid fees by the Fund, and certain of those individuals are compensated for performing services relating to the Fund and may also own shares of DWDC. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                OTHER BUSINESS

   The management of the Fund knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                          By Order of the Board of Trustees

                                          BARRY FINK

                                          Secretary

                                                                    APPENDIX A

                 FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

   AGREEMENT made as of the      day of       , 1997, by and between Dean
Witter Global Asset Allocation Fund, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "Fund"), and Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Manager"):

   WHEREAS, The Fund is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

   WHEREAS, The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

   WHEREAS, The Fund desires to retain the Investment Manager to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

   WHEREAS, The Investment Manager desires to be retained to perform services on said terms and conditions:

   Now, Therefore, this Agreement

                             W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Manager agree as follows:

   1. The Fund hereby retains the Investment Manager to act as investment manager of the Fund and, subject to the supervision of the Trustees, to supervise the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Manager shall deem necessary or appropriate. The Investment Manager shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Manager in the discharge of its duties as the Fund may, from time to time, reasonably request.

   2. The Investment Manager shall, at its own expense, enter into a Sub-Advisory Agreement (or Agreements) with a Sub-Advisor (or Sub-Advisors) to make determinations as to the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions and to take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Sub-Advisor(s), in consultation with the Investment Manager, shall deem necessary or appropriate; provided that the Investment Manager shall be responsible for monitoring compliance by such Sub-Advisor(s) with the investment policies and restrictions of the Fund and with such other limitations or directions as the Trustees of the Fund may from time to time prescribe.

   3. The Investment Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Manager shall be deemed to include persons employed or otherwise retained by the Investment Manager to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Investment Manager shall, as agent for the Fund, maintain the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, the Investment Manager shall surrender to the Fund such of the books and records so requested.

   4. The Fund will, from time to time, furnish or otherwise make available to the Investment Manager such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Manager may reasonably require in order to discharge its duties and obligations hereunder.

   5. The Investment Manager shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, and provide such office space, facilities and equipment and such clerical help and bookkeeping services as the Fund shall reasonably require in the conduct of its business. The Investment Manager shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   6. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation: fees pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   7. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager monthly compensation determined by applying the following annual rate of 1.0% to the Fund's daily net assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. Such calculations shall be made by applying 1/365ths of the annual rates to the Fund's net assets each day determined as of the close of business on that day or the last previous business day. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

   Subject to the provisions of paragraph 8 hereof, payment of the Investment Manager's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 8 hereof.

   8. In the event the operating expenses of the Fund, including amounts payable to the Investment Manager pursuant to paragraph 6 hereof, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Manager shall reduce its management fee to the extent of such excess and, if required, pursuant to any such laws or regulations, will reimburse the Fund for annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Manager's fee shall be applicable.

   For purposes of this provision, should any applicable expense limitation be based upon the gross income of the Fund, such gross income shall include, but not be limited to, interest on debt securities in the Fund's portfolio accrued to and including the last day of the Fund's fiscal year, and dividends declared on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

   9. The Investment Manager will use its best efforts in the supervision and management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Manager shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

   10. Nothing contained in this Agreement shall prevent the Investment Manager or any affiliated person of the Investment Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Manager or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, officer or employee of the Investment Manager to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

   11. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

   12. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Manager shall be liable for failing to do so.

   13. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

   14. The Investment Manager and the Fund each agree that the name "Dean Witter," which comprises a component of the Fund's name, is a property right of Dean Witter Reynolds Inc. The Fund agrees and consents that (i) it will only use the name "Dean Witter" as a component of its name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the name "Dean Witter" for any purpose, (iii) the Investment Manager or its parent, Morgan Stanley, Dean Witter, Discover & Co., or any corporate affiliate of the Investment Manager's parent, may use or grant to others the right to use the name "Dean Witter," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, (iv) at the request of the Investment Manager or its parent, the Fund will take such action as may be required to provide its consent to the use of the name "Dean Witter", or any combination or abbreviation thereof, by the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent, or by any person to whom the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent shall have granted the right to such use, and (v) upon the termination of any investment advisory agreement into which the Investment Manager and the Fund may enter, or upon termination of affiliation of the Investment Manager with its parent, the Fund shall, upon request by the Investment Manager or its parent, cease to use the name "Dean Witter" as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, Trustees and shareholders to take any and all actions which the Investment Manager or its parent may request to effect the foregoing and to reconvey to the Investment Manager or its parent any and all rights to such name.

   15. The Declaration of Trust establishing Dean Witter Global Asset Allocation Fund, dated October 18, 1994, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name Dean Witter Global Asset Allocation Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of Dean Witter Global Asset Allocation Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said Dean Witter Global Asset Allocation Fund, but the Trust Estate only shall be liable.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.


                                        DEAN WITTER GLOBAL ASSET ALLOCATION FUND

                                        By  ................................

Attest:

 ....................................

                                        DEAN WITTER INTERCAPITAL INC.

                                        By   ...............................

Attest:
 ....................................

                                                                    APPENDIX B

   InterCapital serves as investment manager to the Fund and the other investment companies listed below which have similar investment objectives to those of the Fund. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment management or advisory fee rate(s) applicable to such investment company.

                                                                                       CURRENT INVESTMENT
                                                                                         MANAGEMENT FEE
                                                              NET ASSETS                    RATE(S)
                                                                AS OF                   AS A PERCENTAGE
                                                               03/12/97                  OF NET ASSETS
                                                           ---------------     --------------------------------
    1.      DEAN WITTER AMERICAN VALUE FUND ..........     $ 3,370,632,376      0.625% on assets up to $250
                                                                                million, scaled down at various
                                                                                asset levels to 0.475% on assets
                                                                                over $2.5 billion
    2.      DEAN WITTER BALANCED GROWTH FUND  ........     $   125,426,874      0.60%
    3.      DEAN WITTER CAPITAL APPRECIATION FUND  ...     $   323,927,003      0.75%
    4.      DEAN WITTER CAPITAL GROWTH SECURITIES  ...     $   505,754,103      0.65% on assets up to $500
                                                                                million, scaled down at various
                                                                                asset levels to 0.475% on assets
                                                                                over $1.5 billion
    5.      DEAN WITTER DEVELOPING GROWTH SECURITIES
            TRUST ....................................     $   726,490,573      0.50% on assets up to $500
                                                                                million and 0.475% on assets
                                                                                over $500 million
    6.      DEAN WITTER DIVIDEND GROWTH SECURITIES
            INC. .....................................     $13,188,289,520      0.625% on assets up to $250
                                                                                million, scaled down at various
                                                                                asset levels to 0.30% on assets
                                                                                over $10 billion
    7.      DEAN WITTER EUROPEAN GROWTH FUND INC.  ...     $ 1,509,995,436      1.00% on assets up to $500
                                                                                million and 0.95% on assets over
                                                                                $500 million (of which 40% is
                                                                                paid to a Sub-Adviser)
    8.      DEAN WITTER FINANCIAL SERVICES TRUST  ....     $   154,411,700      0.75%
    9.      DEAN WITTER GLOBAL ASSET ALLOCATION FUND       $    64,921,778      1.00% (of which 60% is paid to
                                                                                two Sub-Advisers)
   10.      DEAN WITTER GLOBAL DIVIDEND GROWTH
            SECURITIES ...............................     $ 3,065,931,979      0.75% on assets up to $1
                                                                                billion, scaled down at various
                                                                                asset levels to 0.675% on assets
                                                                                over $2.5 billion
   11.      DEAN WITTER GLOBAL UTILITIES FUND  .......     $   354,011,304      0.65%
   12.      DEAN WITTER HEALTH SCIENCES TRUST  .......     $   463,792,920      1.00% on assets up to $500
                                                                                million and 0.95% on assets over
                                                                                $500 million
   13.      DEAN WITTER INCOME BUILDER FUND ..........     $   245,689,401      0.75%
   14.      DEAN WITTER INFORMATION FUND .............     $   239,136,659      0.75%
   15.      DEAN WITTER INTERNATIONAL SMALLCAP FUND  .     $   109,461,789      1.25% (of which 40% is paid to a
                                                                                Sub-Adviser)
   16.      DEAN WITTER JAPAN FUND ...................     $   193,493,375      1.0% (of which 40% is paid to a
                                                                                Sub-Advisor)
   17.      DEAN WITTER MARKET LEADER TRUST ..........     $       100,000      0.75% (1)
   18.      DEAN WITTER MID-CAP GROWTH FUND ..........     $   409,527,028      0.75%

                               B-1

                                                                                       CURRENT INVESTMENT
                                                                                         MANAGEMENT FEE
                                                              NET ASSETS                    RATE(S)
                                                                AS OF                   AS A PERCENTAGE
                                                               03/12/97                  OF NET ASSETS
                                                           ---------------     --------------------------------
   19.      DEAN WITTER NATURAL RESOURCE DEVELOPMENT
            SECURITIES INC. ..........................      $  255,182,300      0.625% on assets up to $250
                                                                                million and 0.50% on assets over
                                                                                $250 million
   20.      DEAN WITTER PACIFIC GROWTH FUND INC.  ....      $1,504,922,981      1.00% on assets up to $1 billion
                                                                                and 0.95% on assets over $1
                                                                                billion (of which 40% is paid to
                                                                                a Sub-Adviser)
   21.      DEAN WITTER PRECIOUS METALS AND MINERALS
            TRUST ....................................      $   56,639,235      0.80%
   22.      DEAN WITTER SPECIAL VALUE FUND ...........      $  246,216,395      0.75%
   23.      DEAN WITTER STRATEGIST FUND ..............      $1,435,020,832      0.60% on assets up to $500
                                                                                million, scaled down at various
                                                                                asset levels to 0.475% on assets
                                                                                over $1.5 billion
   24.      DEAN WITTER UTILITIES FUND ...............      $2,517,911,689      0.65% on assets up to $500
                                                                                million, scaled down at various
                                                                                asset levels to 0.425% on assets
                                                                                over $5 billion
   25.      DEAN WITTER VALUE-ADDED MARKET SERIES  ...      $1,232,708,381      0.50% on assets up to $500
                                                                                million, scaled down at various
                                                                                asset levels to 0.425% on assets
                                                                                over $1 billion
   26.      DEAN WITTER WORLD WIDE INVESTMENT TRUST  .      $  438,134,738      1.0% on assets up to $500
                                                                                million and 0.95% on assets over
                                                                                $500 million (of which 40% is
                                                                                paid to a Sub-Adviser)
   27.      DEAN WITTER RETIREMENT SERIES:
             (A) AMERICAN VALUE SERIES ...............      $   44,710,329      0.85% (2)
             (B) CAPITAL GROWTH SERIES ...............      $    2,753,853      0.85% (2)
             (C) DIVIDEND GROWTH SERIES ..............      $   92,596,787      0.75% (2)
             (D) GLOBAL EQUITY SERIES ................      $   16,316,755      1.00% (2)
             (E) STRATEGIST SERIES ...................      $   22,235,461      0.85% (2)
             (F) UTILITIES SERIES ....................      $    5,890,044      0.75% (2)
             (G) VALUE-ADDED MARKET SERIES ...........      $   19,935,888      0.50% (2)
   28.       DEAN WITTER SELECT DIMENSIONS INVESTMENT
             SERIES:*
             (A) AMERICAN VALUE PORTFOLIO ............      $  142,691,109      0.625%
             (B) BALANCED PORTFOLIO ..................      $   46,432,529      0.75% (of which 40% is paid to a
                                                                                Sub-Adviser)
             (C) CORE EQUITY PORTFOLIO ...............      $   22,871,602      0.85% (of which 40% is paid to a
                                                                                Sub-Adviser)
             (D) DEVELOPING GROWTH PORTFOLIO  ........      $   62,776,199      0.50%
             (E) DIVIDEND GROWTH PORTFOLIO ...........      $  313,542,513      0.625%
             (F) EMERGING MARKETS PORTFOLIO ..........      $   21,698,779      1.25% (of which 40% is paid to a
                                                                                Sub-Adviser)
             (G) GLOBAL EQUITY PORTFOLIO .............      $   68,541,265      1.00%
             (H) MID-CAP GROWTH PORTFOLIO ............      $    3,805,149      0.75% (3)
             (I) UTILITIES PORTFOLIO .................      $   36,684,324      0.65%
             (J) VALUE-ADDED MARKET PORTFOLIO  .......      $   87,489,055      0.50%

                               B-2

                                                                                       CURRENT INVESTMENT
                                                                                         MANAGEMENT FEE
                                                              NET ASSETS                    RATE(S)
                                                                AS OF                   AS A PERCENTAGE
                                                               03/12/97                  OF NET ASSETS
                                                           ---------------     --------------------------------
   29.      DEAN WITTER VARIABLE INVESTMENT SERIES:*
             (A) CAPITAL APPRECIATION PORTFOLIO  .....      $    8,143,548      0.75% (4)
             (B) CAPITAL GROWTH PORTFOLIO ............      $   94,830,181      0.65%
             (C) DIVIDEND GROWTH PORTFOLIO ...........      $1,411,963,686      0.625% on assets up to $500
                                                                                million, scaled down at various
                                                                                asset levels to 0.475% on assets
                                                                                over $1 billion
             (D) EQUITY PORTFOLIO ....................      $  582,707,983      0.50% on assets up to $1 billion
                                                                                and 0.475% on assets over $1
                                                                                billion
             (E) EUROPEAN GROWTH PORTFOLIO ...........      $  327,394,722      1.00% (of which 40% is paid to a
                                                                                Sub-Adviser)
             (F) GLOBAL DIVIDEND GROWTH PORTFOLIO  ...      $  361,396,602      0.75%
             (G) INCOME BUILDER PORTFOLIO ............      $    8,047,838      0.75% (4)
             (H) STRATEGIST PORTFOLIO ................      $  446,279,938      0.50%
             (I) PACIFIC GROWTH PORTFOLIO ............      $  136,946,030      1.00% (of which 40% is paid to a
                                                                                Sub-Adviser)
             (J) UTILITIES PORTFOLIO..................      $  423,303,421      0.65% on assets up to $500
                                                                                million and 0.55% on assets over
                                                                                $500 million


------------
 * Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

(1) InterCapital has undertaken to assume all operating expenses of Dean Witter Market Leader Trust (except for any 12b-1 fees and brokerage fees) and to waive the compensation provided for in its investment management agreement with that company until such time as that company has $50 million of net assets or until six months from that company's commencement of operations. Dean Witter Market Leader Trust is expected to commence operations on or about April 28, 1997.

(2) InterCapital has undertaken, until July 31, 1997, to continue to assume all operating expenses of the Series of Dean Witter Retirement Series (except for any brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Series in its investment management agreement with that company to the extent that such expenses and compensation on an annualized basis exceed 1.0% of the daily net assets of the pertinent Series.

(3) InterCapital has undertaken, until the earlier of July 21, 1997 or the attainment by the Portfolio of $50 million of net assets, to assume all operating expenses (except for any brokerage fees) of the Mid-Cap Growth Portfolio of Dean Witter Select Dimensions Investment Series and to waive the compensation provided for that Portfolio in its investment management agreement with the company.

(4) InterCapital has undertaken, until the earlier of July 21, 1997 or the attainment by the respective Portfolio of $50 million of net assets, to assume all operating expenses (except for any brokerage fees) of the Income Builder Portfolio and the Capital Appreciation Portfolio of Dean Witter Variable Investment Series and to waive the compensation provided for each of these Portfolios in its investment management agreement with that company.

                                                                    APPENDIX C

                      FORM OF NEW SUB-ADVISORY AGREEMENT

   AGREEMENT made as of the   day of     , 1997 by and between Dean Witter
InterCapital Inc., a Delaware corporation (herein referred to as the
"Investment Manager"), and       (herein referred to as the "Sub-Advisor").

   WHEREAS,           (herein referred to as the "Fund") is engaged in business
as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

   WHEREAS, the Investment Manager has entered into an Investment Management Agreement with the Fund (the "Investment Management Agreement") wherein the Investment Manager has agreed to provide investment management services to the Fund; and

   WHEREAS, the Sub-Advisor is       and engages in the business of acting as
an investment advisor; and

   WHEREAS, the Investment Manager desires to retain the services of the Sub-Advisor to render investment advisory services for the Fund in the manner and on the terms and conditions hereinafter set forth; and

   WHEREAS, the Sub-Advisor desires to be retained by the Investment Manager to perform services on said terms and conditions:

   NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

   1. Subject to the supervision of the Fund, its officers and Trustees, and the Investment Manager, and in accordance with the investment objectives, policies and restrictions set forth in the then-current Registration Statement relating to the Fund, and such investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by the Investment Manager to the Sub-Advisor, the Sub-Advisor agrees to provide the Fund with investment advisory services with respect to the Fund's investments to obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; to continuously manage the assets of the Fund in a manner consistent with the investment objective and policies of the Fund; to make decisions as to foreign currency matters and make determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; shall determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; to take such further action, including the placing of purchase and sale orders on behalf of the Fund, as it shall deem necessary or appropriate; to furnish to or place at the disposal of the Fund and the Investment Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and the Investment Manager may, from time to time, reasonably request. The Investment Manager and the Sub-Advisor shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other.

   2. The Sub-Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Advisor shall be deemed to include persons employed or otherwise retained by the Sub-Advisor to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Sub-Advisor shall maintain whatever records as may be required to be maintained by it under the Act. All such records so maintained shall be made available to the Fund, upon the request of the Investment Manager or the Fund.

   3. The Fund will, from time to time, furnish or otherwise make available to the Sub-Advisor such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Sub-Advisor may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations and the investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund.

   4. The Sub-Advisor shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Sub-Advisor, and such clerical help and bookkeeping services as the Sub-Advisor shall reasonably require in performing its duties hereunder.

   5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: any fees paid to the Investment Manager; fees pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Advisor; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund, the Investment Manager or the Sub-Advisor, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Sub-Advisor, the Investment Manager shall pay to the Sub-Advisor monthly compensation equal to 30% of its monthly compensation receivable pursuant to the Investment Management Agreement. Any subsequent change in the Investment Management Agreement which has the effect of raising or lowering the compensation of the Investment Manager will have the concomitant effect of raising or lowering the fee payable to the Sub-Advisor under this Agreement. In addition, if the Investment Manager has undertaken in the Fund's Registration Statement as filed under the Act (the "Registration Statement") or elsewhere to waive all or part of its fee under the Investment Management Agreement, the Sub-Advisor's fee payable under this Agreement will be proportionately waived in whole or in part. The calculation of the fee payable to the Sub-Advisor pursuant to this Agreement will be made, each month, at the time designated for the monthly calculation of the fee payable to the Investment Manager pursuant to the Investment Management Agreement. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of paragraph 7 hereof, payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 7 hereof.

   7. In the event the operating expenses of the Fund, including amounts payable to the Investment Manager pursuant to the Investment Management Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Sub-Advisor shall reduce its advisory fee to the extent of 30% of such excess and, if required, pursuant to any such laws or regulations, will reimburse the Investment Manager for annual operating expenses in the amount of 40% of such excess of any expense limitation that may be applicable, it being understood that the Investment Manager has agreed to effect a reduction and reimbursement of 100% of such excess in accordance with the terms of the Investment Management Agreement; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Manager's fee or the largest expense reimbursement shall be applicable.

   For purposes of this provision, should any applicable expense limitation be based upon the gross income of the Fund, such gross income shall include, but not be limited to, interest on debt securities in the Fund's portfolio accrued to and including the last day of the Fund's fiscal year, and dividends declared on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

   8. The Sub-Advisor will use its best efforts in the performance of investment activities on behalf of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Sub-Advisor shall not be liable to the Investment Manager or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Sub-Advisor or for any losses sustained by the Fund or its investors.

Paragraph 9 is only contained in the Sub-Advisory Agreement with Morgan
Grenfell.

   [9. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Advisor, and in any person controlled by or under common control with the Sub-Advisor, and that the Sub-Advisor and any person controlled by or under common control with the Sub-Advisor may have an interest in the Fund. It is also understood that the Sub-Advisor and any affiliated persons thereof or any persons controlled by or under common control with the Sub-Advisor have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting; provided, however, that neither the Sub-Advisor nor any of its affiliates organized with a corporate name or other name under which it is performing its business activities which contains the names

"Morgan Grenfell", Morgan Grenfell Group plc, shall undertake to act as investment advisor or sub-advisor for any other U.S. registered investment company sold primarily to retail investors, whose investment policy is to invest primarily in securities issued by "international smallcap" companies, as that term is described in the Registration Statement and which is sponsored, distributed or managed by a U.S. registered broker-dealer or one of its affiliates.]

   10. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager and the Sub-Advisor, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Management Agreement; (d) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund and the Sub-Advisor and; (e) the Sub-Advisor may terminate this Agreement without the payment of penalty on thirty days' written notice to the Fund and the Investment Manager. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

   11. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, the Investment Manager nor the Sub-Advisor shall be liable for failing to do so.

   12. This Agreement shall be construed in accordance with the law of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                          DEAN WITTER INTERCAPITAL INC.

                                          By  ...............................

                                          Attest:  ..........................

                                          [SUB-ADVISOR]

                                          By  ...............................

                                          Attest:  ..........................

Accepted and agreed to as of
the day and year first above written:

DEAN WITTER GLOBAL ASSET ALLOCATION FUND

By  ....................................

Attest:  ...............................

                                                                    APPENDIX D

   Morgan Grenfell Investment Services Limited serves as investment adviser or sub-adviser to the Fund and the other open-end investment companies listed below which have similar investment objectives to the Fund. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment management or advisory fee rate(s) applicable to such investment company.

                                                                         CURRENT
                                                                       INVESTMENT
                                                                       ADVISORY OR
                                                                    SUB-ADVISORY FEE
                                                                         RATE(S)
                                                    NET ASSETS       AS A PERCENTAGE
                                                  AS OF 03/12/97      OF NET ASSETS
                                                 --------------  ---------------------
 1.    DEAN WITTER EUROPEAN GROWTH FUND INC. ...  $1,509,995,436  0.40% on assets up to
                                                                  $500 million and
                                                                  0.38% on assets over
                                                                  $500 million
 2.    DEAN WITTER GLOBAL ASSET ALLOCATION
       FUND.....................................  $   64,921,778  0.30%
 3.    DEAN WITTER INTERNATIONAL SMALLCAP FUND .  $  109,461,789  0.50%
 4.    DEAN WITTER JAPAN FUND ..................  $  193,493,375  0.40%
 5.    DEAN WITTER PACIFIC GROWTH FUND INC. ....  $1,504,922,981  0.40% on assets up to
                                                                  $1 billion and 0.38%
                                                                  on assets over $1
                                                                  billion
 6.    DEAN WITTER VARIABLE INVESTMENT SERIES:*
       (A) EUROPEAN GROWTH PORTFOLIO ...........  $  327,394,722  0.40%
       (B)PACIFIC GROWTH PORTFOLIO .............  $  136,946,030  0.40%
 7.    DEAN WITTER WORLD WIDE INVESTMENT TRUST .  $  438,134,738  0.40% on assets up to
                                                                  $500 million and
                                                                  0.38% on assets over
                                                                  $500 million
 8     MGIS EMERGING MARKETS EQUITY FUND .......  $  108,495,462  1.00%
 9.    MGIS EUROPEAN EQUITY FUND................  $   27,183,147  0.70%
10.    MGIS EUROPEAN SMALLCAP EQUITY FUND ......  $   10,829,953  1.00%
11.    MGIS INTERNATIONAL SMALLCAP EQUITY FUND .  $   87,950,216  1.00%
12.    MGIS INTERNATIONAL EQUITY FUND...........  $    4,865,899  0.70%
13.    RSI RETIREMENT FUND......................  $   34,670,981  0.60% on assets up to
                                                                  $50 million and 0.50%
                                                                  on assets over $50
                                                                  million

------------
* Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.
** Open-end investment company offered only to institutional pension funds.

                                                                    APPENDIX E

   TCW Funds Management, Inc. serves as sub-adviser to the Fund as well as investment adviser/sub-adviser to the other investment companies listed below which have similar investment objectives to that of the Fund. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment management or advisory fee rate(s) applicable to such investment company.

                                                                CURRENT
                                                               INVESTMENT
                                                              ADVISORY OR
                                                            SUB-ADVISORY FEE
                                              NET ASSETS        RATE(S)
                                                AS OF       AS A PERCENTAGE
                                            MARCH 12, 1997   OF NET ASSETS
-----------------------------------------  --------------  ----------------
1. TCW/DW LATIN AMERICAN GROWTH FUND .....   $293,410,163        0.50%
2. TCW/GALILEO LATIN AMERICAN EQUITY FUND.   $ 80,398,963        1.00%
3. DEAN WITTER GLOBAL ASSET ALLOCATION
   FUND...................................   $ 64,921,778        0.30%

                   DEAN WITTER GLOBAL ASSET ALLOCATION FUND

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Global Asset Allocation Fund on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES
     AS IN THE EXAMPLE
     USING BLACK OR
     BLUE INK

                                                  FOR     AGAINST     ABSTAIN
1.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

2.  Approval of New Sub-Advisory Agree-           Morgan Grenfell
    ments between (a) Dean Witter InterCapi-      [ ]       [ ]         [ ]
    tal Inc. and Morgan Grenfell Investment       TCW
    Services Limited and (b) Dean Witter Inter-   [ ]       [ ]         [ ]
    Capital Inc. and TCW Funds Management,
    Inc.
                                                                       FOR ALL
                                                  FOR     WITHHOLD     EXCEPT
3.  Election of Trustees:                         [ ]       [ ]         [ ]

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R.
    Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent,
    Philip J. Purcell, John L. Schroeder

    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR     AGAINST     ABSTAIN
4.  Approval of New Investment Policy,            [ ]       [ ]         [ ]
    with respect to investments in certain
    other investment companies.

5.  Ratification of appointment of Price          [ ]       [ ]         [ ]
    Waterhouse LLP as Independent
    Accountants.

Please make sure to sign and date
this Proxy using black or blue ink.                      Date
                                                             -----------------
---------------------------------      ---------------------------------------


---------------------------------      ---------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


                   DEAN WITTER GLOBAL ASSET ALLOCATION FUND

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.